Exhibit 99.1

                              AMENDED AND RESTATED
                        CBL & ASSOCIATES PROPERTIES, INC.
                       GUIDELINES ON CORPORATE GOVERNANCE

     Upon the recommendation of its Nominating/Corporate Governance Committee, the Board of Directors (collectively, the "Board" and individually a "Director") of CBL & Associates Properties, Inc. (the "Company") adopted the following Guidelines on Corporate Governance by resolution dated February 3, 2004 as amended by the inclusion of Article XI Additional Policy Statements adopted by the Board by resolution dated February 8, 2006 upon the recommendation of the Nominating/Corporate Governance Committee. Following the adoption of the policy statements listed in Article XI, the Board determined to amend and restate these Guidelines on Corporate Governance and the Company's Amended and Restated Guidelines on Corporate Governance are as stated below.

         I.       DIRECTOR QUALIFICATION STANDARDS

     A. Qualifications. The Company's Nominating/Corporate Governance Committee will review the requisite qualifications for new Directors. This assessment will include any Director's qualification as "independent" (under the Company's Independence Standards for Directors established by the Board) as well as consideration of a Director's background, diversity, professional skills and business experience, reputation for personal integrity, and ability to devote sufficient time to Board service, as well as the Company's needs for particular skills, insight and/or talents. The Company's Nominating/Corporate Governance Committee has recommended and the Board has approved a set of uniform Independence Standards which meets applicable requirements of the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE") to be used in making the "independence" determinations called for in the preceding sentence and those Independence Standards are attached to these Guidelines on Corporate Governance as Exhibit A.

     B. Independence. The Board will have a majority of Directors who meet the criteria for "independence" established by the Independence Standards attached hereto as Exhibit A.

     C. Selection. Nominees for directorship will be recommended to the Board by the Nominating/Corporate Governance Committee and shall stand for election pursuant to the Company's Certificate of Incorporation and By-Laws.

         II.      DIRECTOR RESPONSIBILITIES

     The business and affairs of the Company shall be managed under the direction of the Board. The basic responsibility of the Board is to exercise business judgement to promote the best interests of the Company and its shareholders in terms of corporate governance, fiduciary responsibilities, compliance with applicable laws and regulations, and the maintenance of accounting, financial, disclosure and other controls and optimizing shareholder value over the long term.


AMENDED AND RESTATED
CORPORATE GOVERNANCE GUIDELINES
CBL & ASSOCIATES PROPERTIES, INC

ADOPTED FEBRUARY 3, 2004; AMENDED/RESTATED FEBRUARY 8, 2006
EFFECTIVE FEBRUARY 3, 2004; AMENDED/RESTATED EFFECTIVE FEBRUARY 8, 2006 DOC # 303508 V11 FINAL

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


     The Board of Directors shall hold regularly scheduled meetings during each fiscal year of the Company. Directors are expected to attend all meetings and to spend the time needed to prepare for meetings, including reviewing prior to the meetings all written meeting materials distributed to them in advance. The Company will distribute written materials to each of the Directors for use at each regularly scheduled Board meeting sufficiently in advance of each such meeting to provide an opportunity for meaningful review.

     All Directors are expected to attend the Company's Annual Meeting of Shareholders unless they are prevented from attending due to scheduling conflicts or important personal or business reasons; provided, however, it is the Company's policy that a majority of the Directors (including a majority of the Company's Independent Directors) attend each annual meeting of Shareholders.

         III.     DIRECTOR ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS

     Directors shall have full access to executive officers of the Company, the Company's independent counsel, the Company's in-house counsel and any other advisors the Board or any Director deems necessary or appropriate. It is assumed that each Director will use appropriate judgment to ensure that any contacts with Company personnel, unless necessary, will not create significant distraction to the business operations of the Company. Additionally, the Board from time to time may invite independent advisors or selected Company officers or employees to attend any Board meetings where: (a) such individuals can provide additional insight into the items being discussed, by reason of professional expertise, involvement in the Company's operations, or otherwise,
(b) such Company officers or employees are individuals with future potential that management believes should be given exposure to the Board, or (c) the attendance of such individuals is otherwise deemed to be beneficial by the Board.


        IV.      DIRECTOR COMPENSATION

     The compensation of directors will be periodically reviewed by the Company's Compensation Committee, which shall make recommendations to the Board. Decisions concerning Director compensation may be made in light of the individual Director's duties and committee assignments, as well as customary practices for similarly situated companies. Such compensation should consist of an appropriate mix of cash and the encouragement of equity ownership by Directors. Fees paid to Directors are stated in the Company's annual proxy statement for each fiscal year of the Company.

AMENDED AND RESTATED
CORPORATE GOVERNANCE GUIDELINES
CBL & ASSOCIATES PROPERTIES, INC

ADOPTED FEBRUARY 3, 2004; AMENDED/RESTATED FEBRUARY 8, 2006
EFFECTIVE FEBRUARY 3, 2004; AMENDED/RESTATED EFFECTIVE FEBRUARY 8, 2006 DOC # 303508 V11 FINAL

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


        V.       DIRECTOR ORIENTATION AND CONTINUING EDUCATION

     The Board or the Company will establish appropriate orientation programs, sessions or materials for newly-elected directors of the Company prior to or shortly after their election to the Board. The Board or the Company will encourage, but not require, directors, at the Company's expense, to periodically pursue or obtain appropriate programs, sessions or materials as to the responsibilities of directors of publicly-traded companies.


        VI.      MANAGEMENT SUCCESSION

     The CEO shall develop a management succession plan to ensure continuity in the Company's senior management. This plan shall be reviewed by the Board on a periodic basis and shall address:

     o    emergency CEO succession;
     o    CEO succession in the ordinary course of business and events; and
     o    succession for the other members of the Company's senior management.

     The plan shall also include an assessment of senior management experience, performance, skills and career paths.

        VII.     CEO PERFORMANCE AND EVALUATION

     As set forth in its Charter, the Compensation Committee will annually review corporate goals and objectives relevant to the compensation of the CEO, evaluate the performance of the CEO in light of such goals and objectives, and determine the compensation of the CEO based upon such evaluation.

        VIII.    ANNUAL PERFORMANCE EVALUATION OF THE BOARD

         At least annually, the Board shall conduct a self-evaluation to determine whether it and its committees are functioning effectively.

         IX.      COMMITTEES OF THE BOARD

     A. General. The Board will at all times have an Executive Committee, a Compensation Committee, an Audit Committee and a Nominating/Corporate Governance Committee. All members of the Compensation Committee, the Audit Committee and the Nominating/Corporate Governance Committee shall be "independent" under the criteria established by the NYSE (and, in case of the Audit Committee, each member shall meet applicable additional independence requirements and financial literacy and experience requirements). The Board may from time to time establish additional committees as necessary or appropriate. Committee members will be appointed by the Board. Each of the

AMENDED AND RESTATED
CORPORATE GOVERNANCE GUIDELINES
CBL & ASSOCIATES PROPERTIES, INC

ADOPTED FEBRUARY 3, 2004; AMENDED/RESTATED FEBRUARY 8, 2006
EFFECTIVE FEBRUARY 3, 2004; AMENDED/RESTATED EFFECTIVE FEBRUARY 8, 2006 DOC # 303508 V11 FINAL


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

Compensation Committee, Audit Committee and the Nominating/Corporate Governance Committee shall have its own separate written charter. These committee charters shall be made available for public inspection on the Company's website at:
"www.cblproperties.com".

     B. Duties and Responsibilities of the Committees.

     1. Executive Committee. The Executive Committee shall have such authority as shall be delegated by the Board and shall advise the Board from time to time with respect to such matters as the Board shall direct.

     2.  Compensation  Committee.  The  primary  purposes  of  the  Compensation
Committee are to (i) assist the Board in discharging its responsibilities regarding all matters related to the compensation of the executive officers of the Company; (ii) administer the Company's Stock Incentive Plan; (iii) prepare a written report on executive compensation for inclusion in the Company's annual proxy statement issued in conjunction with the Company's annual shareholders' meeting; and (iv) otherwise fulfill its responsibilities. The Compensation Committee shall have the powers and responsibilities set forth in its Charter (which is available on the Company's website at "www.cblproperties.com").

     3. Audit Committee. The Audit Committee shall fulfill its responsibilities and shall provide assistance to the Board in fulfilling the Board's responsibilities relating to (i) the Company's accounting and procedures; (ii) the Company's financial reporting and disclosure practices; and (iii) the quality and integrity of the Company's financial reports. The Audit Committee has the powers and responsibilities set forth in its Charter (which is available on the Company's website at "www.cblproperties.com").

     4. Nominating/Corporate Governance Committee. The primary purposes of the Nominating/Corporate Governance Committee are to assist the Board by: (i)
identifying persons qualified to become Board members and recommending for selection by the Board the director nominees for each annual shareholders'
meeting; (ii) recommending to the Board the standards to be employed for evaluating the independence of potential director nominees where applicable; and
(iii) further developing and recommending to the Board any revisions to the set of corporate governance policies and procedures applicable to the Company. The Nominating/Corporate Governance Committee shall have the powers and responsibilities set forth in its Charter (which is available on the Company's website at "www.cblproperties.com").

         X.       DISCLOSURE OF GUIDELINES

     These Guidelines on Corporate Governance will be made available for public inspection on the Company's website at "www.cblproperties.com".

AMENDED AND RESTATED
CORPORATE GOVERNANCE GUIDELINES
CBL & ASSOCIATES PROPERTIES, INC

ADOPTED FEBRUARY 3, 2004; AMENDED/RESTATED FEBRUARY 8, 2006
EFFECTIVE FEBRUARY 3, 2004; AMENDED/RESTATED EFFECTIVE FEBRUARY 8, 2006 DOC # 303508 V11 FINAL

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


        XI.      ADDITIONAL POLICY STATEMENTS

Limitation on Other Board Participation

     It shall be the policy of the Company that a director, while serving as a member of the Board of Directors of the Company, shall refrain from accepting to serve and/or serving on the board of directors of more than four (4) companies (in addition to service on the Company's board) whose stock and/or securities are publicly traded.

Effective date:  January 1, 2006.

Minimum Stock Ownership for Non-Employee Directors

     It shall be the policy of the Company that a non-employee director (a director that is not an executive officer or employee of the Company) of the Company, shall within five (5) years of the later of (i) the effective date of this policy statement or (ii) becoming and continuing as a member of the Board of Directors of the Company, and thereafter for the duration of his membership on the Board of Directors, own at least the lesser of (A) 3,500 shares of the Company's common stock or (B) $150,000 worth of shares of the Company's common stock. For purposes of this policy statement, ownership of interests that are exchangeable for shares of Company common stock, ownership of vested stock options (the value of such stock options and the number of shares that may be acquired on exercise thereof), ownership of shares by a non-employee director's immediate family members and/or trusts, foundations or other entities wherein the non-employee director has the ability to control the voting and/or disposition of the shares shall be deemed ownership by such non-employee director. Compliance with this policy shall be tested no more frequently than annually on or before the regularly scheduled quarterly meeting of the Board last held before the Company's annual meeting of shareholders. A non-employee director who is prohibited by law or by the regulations of his or her employer from having an ownership interest in the Company's securities shall be exempt from the requirements of stock ownership set forth in this policy statement.

Effective date:  January 1, 2006.

Minimum Stock Ownership for Executive Officers

     It shall be the policy of the Company that an executive officer of the Company (an officer of the level of senior vice president and above), while serving as an executive officer of the Company, shall within five (5) years of the later of (i) the effective date of this policy statement or (ii) becoming and continuing as an executive officer of the Company, and thereafter for the duration of such person's service as an executive officer of the Company, own shares of Company common stock at least equal to the following levels:

AMENDED AND RESTATED
CORPORATE GOVERNANCE GUIDELINES
CBL & ASSOCIATES PROPERTIES, INC

ADOPTED FEBRUARY 3, 2004; AMENDED/RESTATED FEBRUARY 8, 2006
EFFECTIVE FEBRUARY 3, 2004; AMENDED/RESTATED EFFECTIVE FEBRUARY 8, 2006 DOC # 303508 V11 FINAL

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

Executive Officer                                    Level of stock ownership

Chief Executive Officer         3x prior calendar year's annual base salary
President                       2x prior calendar year's annual base salary
Chief Financial Officer         2x prior calendar year's annual base salary
Executive Vice President        2x prior calendar year's annual base salary
Senior Vice Presidents          1x prior calendar year's annual base salary

     For purposes of this policy statement, ownership of interests that are exchangeable for shares of Company common stock, ownership of vested stock options (the value of such stock options and the number of shares that may be acquired on exercise thereof) and ownership of shares by an executive officer's immediate family members and/or trusts, foundations or other entities wherein the executive officer has the ability to control the voting and/or disposition of the shares shall be deemed ownership by such executive officer. Compliance with this policy shall be tested no more frequently than annually on or before the regularly scheduled quarterly meeting of the Board last held in each calendar year.

Effective date:  January 1, 2006.

Changes in Director's Principal Occupation or Business Association

     It shall be the policy of the Company that, when the principal occupation or business association of a member of the Board of Directors changes substantially from the position he or she held when originally invited to join the Board of Directors, such director shall promptly tender his or her resignation as a director to the Chairman of the Board of Directors. The Nominating/Corporate Governance Committee shall then review whether it is appropriate and in the best interests of the Company to allow the continued participation of such director as a member of the Board of Directors of the Company. If the Nominating/Corporate Governance Committee recommends that such director should no longer serve as a member of the Board of Directors of the Company as a result of such change, and the full Board of Directors (excluding the director at issue) ratifies such recommendation, then the tender of resignation by the affected director shall be accepted by the Board of Directors.

Effective date:  January 1, 2006.
AMENDED AND RESTATED
CORPORATE GOVERNANCE GUIDELINES
CBL & ASSOCIATES PROPERTIES, INC

ADOPTED FEBRUARY 3, 2004; AMENDED/RESTATED FEBRUARY 8, 2006
EFFECTIVE FEBRUARY 3, 2004; AMENDED/RESTATED EFFECTIVE FEBRUARY 8, 2006 DOC # 303508 V11 FINAL

Policy on Initial Term of Director Appointed to Fill a Board Vacancy

     It shall be the policy of the Company that any director appointed by the Board of Directors of the Company to fill a vacancy created by the departure of another director shall serve only until the next regularly scheduled annual meeting of the Company's shareholders. In order for such director to continue to serve thereafter, he or she must be nominated and duly elected to fill the remainder of the term to which the director was originally appointed (or for another full term, as appropriate).

Effective date:  January 1, 2006.









AMENDED AND RESTATED
CORPORATE GOVERNANCE GUIDELINES
CBL & ASSOCIATES PROPERTIES, INC

ADOPTED FEBRUARY 3, 2004; AMENDED/RESTATED FEBRUARY 8, 2006
EFFECTIVE FEBRUARY 3, 2004; AMENDED/RESTATED EFFECTIVE FEBRUARY 8, 2006 DOC # 303508 V11 FINAL

                                    EXHIBIT A

                             INDEPENDENCE STANDARDS


     The Board, by resolution dated February 3, 2004 and upon the recommendation of the Company's Nominating/Corporate Governance Committee, adopted the following standards (the "Independence Standards") to be used in evaluating the independence of directors or director nominees for purposes of compliance (i) with the Sarbanes-Oxley Act of 2002 and the rules promulgated by the Securities and Exchange Commission ("SEC") thereunder and other rules promulgated by the SEC; and (ii) with New York Stock Exchange ("NYSE") listing standards governing
(A) the independence of a majority of the Company's Board and (B) the independence of members of the Audit Committee of the Board.

A.       GENERAL INDEPENDENCE REQUIREMENTS

     In determining whether or not any director or nominee for director may be considered "independent", the Board shall apply the following criteria:

     (1) No director or nominee shall be deemed "independent" unless the Board affirmatively determines that the director or nominee satisfies the requirements stated herein and has no material relationship with the Company (either directly or as a partner, member, shareholder or officer of an organization that has a relationship with the Company). For purposes of this test, a relationship with the Company shall be deemed to be a "material" relationship which precludes a determination that a director or nominee is independent if, in the opinion of the Board and in light of all the relevant facts and circumstances, such relationship (directly or indirectly) could materially impact the ability of such director or nominee to exert his or her independent judgment and analysis as a member of the Board. For purposes hereof, ownership of the Company's stock (even in a significant amount) or ownership of securities convertible to the Company's stock shall not be viewed, in and of themselves, as a bar to a finding of independence. To assist in this determination, the Company shall periodically (at least annually and prior to any nominee becoming a director for his or her initial term as a director) deliver to the directors and/or nominees for directorships a Directors and Officers Questionnaire designed to elicit information from such director or nominee as to material relationships and other information relative to these Independence Standards; and

     (2) In addition, to be considered "independent," a director or nominee must satisfy all other independence criteria for directors of a publicly traded company which are now, or may be hereafter, set forth in applicable federal statutes and rules promulgated by the SEC, and in the related listing standards promulgated by the NYSE and any other exchange upon which the Company's stock may be listed, as such statutes and/or rules and listing standards may be revised or amended from time to time.

AMENDED AND RESTATED
CORPORATE GOVERNANCE GUIDELINES
CBL & ASSOCIATES PROPERTIES, INC

ADOPTED FEBRUARY 3, 2004; AMENDED/RESTATED FEBRUARY 8, 2006
EFFECTIVE FEBRUARY 3, 2004; AMENDED/RESTATED EFFECTIVE FEBRUARY 8, 2006 DOC # 303508 V11 FINAL

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

B.       ADDITIONAL AUDIT COMMITTEE INDEPENDENCE REQUIREMENTS

     In determining whether or not any director or nominee satisfies the "independence" requirement for Audit Committee membership, in addition to satisfying all of the requirements set forth in Paragraph A hereof, such director also must satisfy the following:

          Such director or nominee must satisfy all additional requirements for the independence of audit committee members of publicly traded companies which are now, or may be hereafter, set forth in applicable federal statutes and rules promulgated by the SEC, and in the related listing standards promulgated by the NYSE and any other exchange upon which the Company's stock may be listed, as such statutes and/or rules and listing standards may be revised or amended from time to time.



AMENDED AND RESTATED
CORPORATE GOVERNANCE GUIDELINES
CBL & ASSOCIATES PROPERTIES, INC

ADOPTED FEBRUARY 3, 2004; AMENDED/RESTATED FEBRUARY 8, 2006
EFFECTIVE FEBRUARY 3, 2004; AMENDED/RESTATED EFFECTIVE FEBRUARY 8, 2006 DOC # 303508 V11 FINAL

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